John Hancock Investment Trust

John Hancock Seaport Long/Short Fund (the fund)

Supplement dated September 1, 2020 to the current prospectus, as may be supplemented (the Prospectus)

Effective July 1, 2021 (the effective date), Jean M. Hynes, CFA will no longer serve on the fund’s investment management team and Rebecca D. Sykes, CFA, will be added as a leader of the fund’s investment management team. Accordingly, as of the effective date, all references to Ms. Hynes will be removed from the Prospectus and the following will be added to the portfolio manager information in the “Fund summary” section under the heading “Portfolio Management”:

Rebecca D. Sykes, CFA

Senior Managing Director and Global Industry Analyst

Managed the fund since 2021

Additionally, as of the effective date, the following will be added to the portfolio manager information in the “Fund details” section under the heading “Who’s who – Subadvisor”:

Rebecca D. Sykes, CFA

•	Senior Managing Director and Global Industry Analyst
•	Managed the fund since 2021
•	Joined Wellington Management Company LLP as an investment professional in 2007

Following the effective date, Steven C. Angeli, CFA, Jennifer N. Berg, CFA, Robert L. Deresiewicz, Ann C. Gallo, Bruce L. Glazer, Andrew R. Heiskell, Rebecca D. Sykes, CFA, and Keith E. White will serve as leaders of the fund’s investment management team and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.